UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2008

ADVANTA BUSINESS CARD MASTER TRUST
(Issuing Entity)
ADVANTA BANK CORP.
(Exact name of sponsor as specified in its charter)
ADVANTA BUSINESS RECEIVABLES CORP.
(Depositor)
(Exact name of registrant as specified in its charter)

Nevada	333-141065 and 333-32874	23-2852207
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Number)
Central Index Key (CIK): 0001107920
2215 B Renaissance Drive, Suite 5
Las Vegas, Nevada
89119
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (702) 966-4246
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report
Section 8 – Other Events
Item 8.01 – Other Events
     On May 16, 2008, Advanta Business Card Master Trust issued $125,000,000 in initial principal balance of its AdvantaSeries Class A(2008-A1) Asset Backed Notes (the “Class A(2008-A1) Notes”) and $122,000,000 in initial principal balance of its AdvantaSeries Class A(2008-A2) Asset Backed Notes (together with the Class A(2008-A1) Notes, the “Issued Notes”). The Issued Notes were registered pursuant to the Registration Statement on Form S-3, as amended (File No. 333-141065).
     The Issued Notes are part of a series of notes called the AdvantaSeries. The AdvantaSeries consists of Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Issued Notes are tranches of the Class A Notes.
Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits
The following exhibits are filed as part of this report:
1.1	Underwriting Agreement, dated May 9, 2008, among Advanta Business Receivables Corp., Advanta Bank Corp. and Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each as a representative of the Class A(2008-A1) Underwriters.
1.2	Underwriting Agreement, dated May 9, 2008, among Advanta Business Receivables Corp., Advanta Bank Corp. and Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each as a representative of the Class A(2008-A2) Underwriters.
4.1	AdvantaSeries Class A(2008-A1) Terms Document, dated as of May 16, 2008, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.
4.2	AdvantaSeries Class A(2008-A2) Terms Document, dated as of May 16, 2008, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 16, 2008

ADVANTA BUSINESS RECEIVABLES CORP.

By:	/s/ Michael Coco
Name: Michael Coco Title: President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 9, 2008, among Advanta Business Receivables Corp., Advanta Bank Corp. and Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each as a representative of the Class A(2008-A1) Underwriters.

1.2	Underwriting Agreement, dated May 9, 2008, among Advanta Business Receivables Corp., Advanta Bank Corp. and Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each as a representative of the Class A(2008-A2) Underwriters.

4.1	AdvantaSeries Class A(2008-A1) Terms Document, dated as of May 16, 2008, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.

4.2	AdvantaSeries Class A(2008-A2) Terms Document, dated as of May 16, 2008, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.